                                                                 Exhibit 10.26.1


                                LEASE AGREEMENT

This Lease made as of the 7th day of July, 1999 between WillowBrook II L.L.C., a New York limited liability company having an office for the transaction of business at 250 WillowBrook Office Park, Fairport, New York, 14450, hereinafter called "Landlord", and PAETEC CORP., a Delaware corporation with an office for the transaction of business at 290 Woodcliff Drive, Fairport, New York 14450, hereinafter called "Tenant".

                              W I T N E S S E T H:
                                   ARTICLE 1
                               PREMISES AND TERM
                               -----------------

     Section 1.01   Landlord will construct a development on certain land which
     -------------
will contain parking areas, common areas and a building, known as Building 700* (the "Building") WillowBrook Office Park (the "Park") containing approximately 75,000 rentable square feet on floors one through three and Tenant renting approximately 13,000 rentable square feet in the lower level (the lower level consisting, in its entirety, of 25,000 r.s.f.)**. Landlord shall construct the Building and associated roadways, access road, parking lot (which shall contain 362 parking spaces. Tenant, subject to any required governmental or quasi-governmental approvals, not later than the first day of the 15th year of the demised term, by written notice to Landlord, may require Landlord, at Landlord's sole cost and expense, subject to the approvals of any governmental or quasi-governmental board, bureau, or agency having jurisdiction thereof, to build an additional 38 contiguous parking spaces) common areas, and landscaped areas in a good and workmanlike manner in accordance with the drawings of David Hanlon, Architect, and Charles J. Costich, P.E.; which drawings are attached hereto, labeled in the aggregate Exhibit A, and shall become a part hereof.

     Section 1.02  Landlord hereby leases to Tenant, and Tenant hereby hires and
     ------------
takes from the Landlord the following described premises in the Building (the "Demised Premises") together with the right to use parking areas contiguous to or a part of the Building of which the Demised Premises form a part to be constructed as set forth above and to be used and occupied by the Tenant for offices*** and for no other purposes. Tenant shall have the exclusive right, within the Demised Premises, to the use of the hallways, stairs, elevators, and other areas exclusively provided for access to and the use of the Building.
            -----------
Notwithstanding the foregoing, Landlord, its agents, contractors, and employees shall be permitted reasonable access to the Building and the Demised Premises for the maintenance and operation of the

* Or such other name for the Building as Tenant choses. ** See Rider 1, Paragraph 63.
*** And for the co-location uses described in Rider 1, Paragraph 60.

Building. Further, nothing herein shall be interpreted to grant Tenant access to or to restrict Landlord from access to the portion of the lower level of the Building retained by Landlord which is labeled "Retained Space" on Exhibit B.

     Section 1.03
     ------------
A.   The Demised Premises shall include:

(1) For floors one, two, and three of the Building, the area bounded by the line established by the exterior face of the exterior wall of the Building (but not the surface thereof), the concrete floor surface, and the lower surface of the next higher floor (or roof); all as depicted on Exhibit B attached hereto and made a part hereof;

(2) For the lower level, the area bounded by the line established by the exterior face of the exterior wall of the Building, the concrete floor surface, and the lower surface of the first floor, which consists of 13,000 rentable square feet; all as depicted on Exhibit B.

B. Landlord reserves unto itself, its successors and assigns, the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements leading through the Demised Premises in locations which will not materially interfere with Tenant's use of the Demised Premises. No right to use any part of the exterior of the Building and no easement for light or air are included in the lease of the Demised Premises hereby made.

     Section 1.04  (A)  subject to delays caused (1) by the action or inaction
     ------------
of Tenant's employees, agents, or contractors, and/or (2) by the granting or failure to grant of all approvals required for the construction of the Building of any bureau, agency or board having jurisdiction thereof, in which case the date October 1, 1999 below shall be extended one (1) day for each day Landlord is so delayed, and subject to the approval of any governmental or quasi-governmental board, bureau or agency having jurisdiction thereof, Landlord agrees, at Landlord's sole cost and expense to commence construction of the Building and its attendant roadways and parking areas, etc. on or before October 1, 1999 and to thereafter, continuously and diligently, construct and build the Building and its attendant roadways, parking areas, etc., to completion as soon as reasonably practicable; and, (B) to construct the Demised Premises for Tenant's use and occupancy in accordance with the terms and provisions of Paragraph A of Exhibit C attached hereto and made a part hereof. Any work in addition to any of the items specifically enumerated in said Exhibit C, Paragraph A shall be performed by Tenant at its own cost and expense, and if Landlord installs or constructs any of such additional work in the Demised Premises at Tenant's request, it shall be paid for by Tenant within thirty (30) days after receipt of a bill therefore at Landlord's cost plus five percent (5%).

     Section 1.05  To have and to hold the Demised Premises for a term of twenty
     ------------
(20) lease years, or until such term shall sooner cease and terminate, as hereinafter provided, said term to commence on the 1st day of July, 2000 (the "Rent Commencement Date") and to end on the 30th day of June, 2020. In the event the Lease term commences on a date other than July 1, 2000, then the Lease term will expire twenty (20) years from the last day of the first full month after the term commences. See Rider 1, Paragraphs 50 and 53.

                                   ARTICLE 2

                                     RENT
                                     ----

     Section 2.01  Tenant covenants to pay an annual rent as follows:
     ------------

     A. For the first lease year of the demised term, the sum of $1,223,824.08 ($101,985.34 per month);

     B. For the second lease year of the demised term, the sum of $1,434,640.23 payable in monthly installments as follows:

        Month of 2nd Lease Year      Monthly Installment
        -----------------------      -------------------

        1st Month:                   104,688.11

        2nd Month:                   107,390.88

        3rd Month:                   110,093.65

        4th Month:                   112,796.42

        5th Month:                   115,499.19

        6th Month:                   118,201.96

        7th Month:                   120,904.73

        8th Month:                   123,607.50

        9th Month:                   126,310.27

        10th Month:                  129.013.04

        11th Month:                  131,715.81

        12th Month:                  134,418.67

        C. For the 3rd lease year through the 10th lease year of the demised term, the sum of $1,613,024.00, payable in monthly installments of $134,418.68.

        D. For the remainder of the demised term, the annual rental of $1,773,574.20 ($147,797.85 per month). See Rider 1, Paragraph 57.

     Said rent shall be payable in advance on the first day of each and every calendar month during the term hereof. Rent for any period of less than one (1) month shall equal 1/30th of the monthly rental for each day of such period.

                                   ARTICLE 3

                         CARE AND SURRENDER OF PREMISES
                         ------------------------------

     Section 3.01  The Tenant will take good care of the Demised Premises,
     ------------
fixtures and appurtenances, and all alterations, additions and improvements to either; will repair all damage to the same resulting from the negligence or willful acts of the Tenant, its employees, agents or visitors; will suffer no waste, or injury; will execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or enforced by any lawful authority, applicable to the Tenant's use or occupancy of the Demised Premises; will repair, at or before the end of the term, all injury done by the installation or, if permitted hereunder, removal of furniture and property, wiring, conduit, electrical circuits, telephone lines, etc. and at the end of the term will quit and surrender the Demised Premises in good order and condition, subject to normal wear and tear. Tenant, at Landlord's request, at the end of the demised term, will remove all wiring, telephone and data lines, etc. installed by Tenant in the Building. See Rider 1. Paragraph 51.

                                   ARTICLE 4

                     ASSIGNMENT, SUBLETTING AND RECAPTURE
                     ------------------------------------

     Section 4.01  The Tenant will not sell, assign, mortgage or transfer this
     ------------
Lease, or sublet or rent the premises or any part thereof, or permit the same or any part thereof to be used or occupied by anybody other than the Tenant or the Tenant's employees, without the prior written consent of the Landlord, which Landlord agrees not to unreasonably withhold or delay. Landlord shall not be required to consent to a sublet of all or a portion of the Demised Premises or to an assignment of this Lease to any person, firm, corporation, or other entity which, in the one (1) year preceding said requested sublet/assignment, said person, firm corporation, or other entity, or any investor, owner, shareholder or partner thereof has been or is a Tenant in the Park. Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this paragraph and the following paragraphs shall be of no effect and void.

     If Tenant shall desire to sublet the Demised Premises, Tenant shall give written notice thereof to Landlord requesting Landlord's consent thereto which notice shall set forth a proposed commencement date ("Proposed Effective Date") of the sublease term, which is not less than 45 nor more than 90 days after the sending of said notice and attached to said notice shall be a copy of the proposed sublease agreement and of all agreements collateral thereto. The form of said sublease agreement shall be subject to Landlord's approval and, among other things, the subtenant shall agree to be bound by all of the terms and provisions contained in this Lease Agreement. Landlord, within 10 business days after receipt of said notice shall give Tenant written notice of Landlord's consent or lack of consent to Tenant's said request. In the event Landlord does not so notify Tenant within the said ten business day period, Landlord shall be deemed to have consented to Tenant's said request for consent.

     In the event of any sublease of all or any portion of the Demised Premises where the rental reserved in the sublease exceeds the rental or pro rata portion of the rental, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as additional rent, at the same time as the monthly installments of rent hereunder, 10%* of the excess of the rental reserved in the sublease over the rental reserved in this Lease applicable to the sublease space.**

     If this Lease be assigned, sublet or transferred in any manner whatsoever, such assignment or transfer shall be upon and subject to all of the covenants, provisions and conditions contained in this Lease and, notwithstanding any consent by the Landlord to any such assignment or transfer or any subletting by the Tenant, the Tenant shall continue to be and remain the primary obligor hereunder. Any consent by the Landlord to any such assignment, transfer, subletting or other matter or thing contained in this paragraph shall not in any way be construed to relieve the Tenant from obtaining the prior consent of the Landlord to any other or further such assignment, transfer, subletting, matter or thing. Tenant agrees to pay Landlord, on demand, the reasonable costs incurred to Landlord's attorney in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant, including reasonable attorney's fees. See Rider 1, Paragraph 54.

                                   ARTICLE 5

                          ALTERATIONS, ADDITIONS, ETC.
                          ----------------------------

     Section 5.01  *** The Tenant will not make or permit anyone to make any
     ------------
alterations, improvements or additions or installations of wiring, conduit, electrical circuits, telephone lines, etc.
* 50% if the "excess rental" is derived from space contained in the lower level of the Building. **See Rider 1, Paragraph 60 *** See Rider 1, Paragraph 51.

(herein sometimes referred to, in the aggregate, as "alterations, additions, and improvements") in or to the Demised Premises, or install any equipment of any kind that will require any alteration or addition to, or use of, the water, heating, air conditioning or electrical or other building systems or equipment, without prior written consent of the Landlord which approval Landlord agrees not to unreasonably withhold or delay; and then only by contractors approved by Landlord. Further, a condition precedent to any contractor performing work, labor or services on or about the Building or the Demised Premises shall be the receipt by Landlord of a Certificate of Insurance evidencing that the contractor is appropriately insured in accordance with the regulations of the Landlord and that the Landlord and such other parties as Landlord has designated as having an insurable interest have been named as additional insureds.

     Section 5.02  If Landlord shall grant its consent, prior to the
     ------------
commencement of any said

alterations, additions or improvements, Tenant shall provide Landlord Certificates evidencing the insurance coverage and limits required by Exhibit C for all contractor and/or subcontractors working in or about the Building or the Demised Premises.

     Section 5.03  For any said alterations, additions or improvements which
     ------------
exceed $25,000 in cost, Landlord, as a condition of granting its said consent, may require that Tenant deliver to Landlord a payment bond which will be in sufficient amount and issued by a reputable bonding company to guarantee payment of the cost of said alterations, additions or improvements.

     If any such alterations or improvements are made without such consent, the Landlord may correct or remove them, and the Tenant shall be liable for any and all expense incurred by the Landlord in the performance of this work. Any such alterations, additions or improvements to the Demised Premises which are made with the Landlord's prior written consent shall immediately become the property* of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the end of the term. The Landlord may however, at or prior to the end of the term by written notice to such effect, require the Tenant to remove all or any part of such alterations, additions, or improvements, as well as any electrical lines, telephone, lines, or data lines (and associated equipment), and in such event the Tenant shall promptly remove the same at its expense and shall, at or prior to the end of the term, repair all damage to the premises caused by such removal and return the Demised Premises, at Landlord's option, to the same condition they were in prior to said alterations, additions, or improvements. Tenant, at the time requesting Landlord's said consent to any said alteration or repair may, in said consent, require Landlord to then elect whether or not Tenant shall be responsible for so removing said alterations,
additions, or    * See Rider 1, Paragraph 51

improvements.

                                   ARTICLE 6

                                     SIGNS
                                     -----

     Section 6.01  The Tenant will not permit or suffer any signs,
     ------------
advertisements or notices to be displayed, inscribed upon or affixed on any part of the outside of the Demised Premises or the exterior of the Building. See Rider 1, Paragraph 47.

                                   ARTICLE 7

                                    SERVICES
                                    --------

     Section 7.01  The Demised Premises shall be furnished with the electrical
     ------------
and heating, ventilating, and air conditioning services referred to in Exhibit C, Paragraphs A6 and A7 and subject to any laws, regulations, or statutes applicable thereto, said services shall be supplied to the Demised Premises twenty-four hours a day, seven days a week, fifty-two weeks a year, and domestic water for a drinking fountain on each of floors one through three and the lower level of the Building, appropriate men's and ladies room on each of the first, second, and third floors, and the lower level of the Building and separate mens' and ladies' shower/changing area attached to and a part of each respective mens' room and ladies' room on the lower level. Landlord shall not be liable for failure to furnish any of the foregoing when such failure is caused by the accidents or conditions beyond the control of Landlord, or by repairs, labor disputes or labor disturbances, of any character, whether resulting from or caused by acts of Landlord or otherwise; nor shall Landlord be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing, nor shall any such failure relieve Tenant from the duty to pay the full amount of rent herein reserved, or constitute or be construed as a constructive or other eviction of Tenant.

                                   ARTICLE 8

                               LANDLORD'S REPAIR
                               -----------------

     Section 8.01  Subject to any other provision or term herein to contrary,
     ------------
Landlord shall maintain in good repair the (a) structural parts of the Building;
(b) electrical, plumbing and sewerage systems serving the Building (except to the extent there is or will exist within the Demised Premises, supplied and installed by Landlord, disposal(s), refrigerators, freezer(s), dishwashers, microwave ovens, or "instant hot" water dispensers, Tenant agrees to maintain and keep in repair the same at its sole cost and expense but, if said equipment was supplied by Landlord, Landlord agrees to make available to Tenant all manufacturer(s) warranties applicable to said items); (c) subject to the provisions of Article 7 above, the heating, ventilating and air conditioning supplied by Landlord serving the Demised Premises (Tenant, at its sole cost and expense, shall service and repair any supplemental air conditioning, heating and ventilation equipment required by Tenant); (d) ceiling and Landlord supplied lighting in the Demised

Premises except Landlord shall be responsible for supplying and installing bulbs within the Demised Premises only for the 2' x 4' recessed florescent light fixtures referred to herein. Landlord, however, at Tenant's expense and request shall replace any other bulbs in the Demised Premises; (e) the Building, its common areas, landscaping and snowplowing its parking facilities and exterior, and all of the Building systems in a manner commensurate with a "Class A" office building; except Tenant shall be responsible for and pay for any repairs required due to the negligence, misuse, or willful misconduct of Tenant, Tenant's employees, agents, representatives, contractors, visitors or invitees. Landlord shall not be responsible for the repair or maintenance of any Tenant supplied or Tenant paid for item or equipment.

                                   ARTICLE 9

                                    NOTICES
                                    -------

     Section 9.01  In every case, when under the provisions of this Lease, it
     ------------
shall be necessary or desirable for the Landlord to serve any notice or demand on the Tenant, such notice or demand shall be in writing and shall be served personally or by Certified Mail, Return Receipt Requested, addressed to the Tenant at the Demised Premises, to the attention of (1) the "President" and, (2) the "General Counsel" and any such notice or demand to be given to the Landlord shall be in writing and shall be served personally and by Certified Mail, Return Receipt Requested addressed to the Landlord at 250 WillowBrook Office Park, Fairport, New York, 14450; or such other address as either may designate in writing.

                                   ARTICLE 10

                       INSPECTION AND SHOWING OF PREMISES
                       ----------------------------------

     Section 10.01  The Landlord shall have the right at all reasonable times
     -------------
during the term of this Lease to enter the Demised Premises for the purpose of examining or inspecting the same, providing services or maintenance, or making such repairs or alterations therein and the Landlord, during the last six (6) months of the demised term, may exhibit the Demised Premises to prospective new tenants. In exercising its rights under this paragraph, Landlord agrees, as much as reasonably possible, to cause Tenant as little inconvenience as possible and if reasonable, and unless otherwise directed by Tenant, to conduct such examination, showing or inspection, during Tenant's normal business hours.

                                   ARTICLE 11

                                   INSURANCE
                                   ---------

     Section 11.01  The Tenant agrees to maintain in full force throughout the
     -------------
demised term, at its own cost and expense, one or more policies of public liability and property damage insurance having a combined single limit of Five Million Dollars ($5,000,000.00) which, up to the maximum liability amounts thereof, insure the Tenant and the Landlord (and such other person(s) designated by the Landlord having an insurable interest) against liability for injury (or death) to persons and/or damage to property of any person or persons in or about the Demised Premises. The insurance required by this Section shall be primary insurance and the insurer shall be liable for the full amount of the loss up to and including the total limit of liability as set forth in the declarations without the right of contribution from any other insurance coverage held by Tenant.

     Section 11.02  During the lease term, Tenant shall maintain in full force
     -------------
on all its fixtures and equipment in the Demised Premises a policy or policies of fire insurance insuring Landlord and Tenant with standard extended coverage endorsements to the extent of at least eighty percent (80%) of their insurable value containing the proper co-insurance provisions to prevent Tenant from being a co-insurer.

     Section 11.03  All insurance required to be secured by the Tenant in
     -------------
accordance with this Article 11 shall be obtained from insurance companies licensed to do business in the state of New York and certificates of said insurance shall be furnished by the Tenant to the Landlord each of which policies shall be endorsed to provide that thirty (30) days notice of cancellation or amendment will be given to the Landlord. Upon Tenant's failure to procure such insurance or to cause Tenant's vendors/contractors to procure said insurance as required in Section 11.07 below, as the case may be, and deliver the policy or policies or certificates therefore to the Landlord prior to the commencement of the term hereunder or, in the case of any said vendors/contractors, prior to the commencement of any said work, labor or services, or thirty (30) days before the expiration of any policy delivered to the Landlord, the Landlord may, at its option, obtain such insurance or any of the same and the premium therefor shall be deemed to be and be paid as additional rent at the next rent payment day.

     Section 11.04  Landlord shall keep the Building containing the Demised
     -------------
Premises insured against loss or damage by fire with extended coverage endorsement in an amount not less than eighty percent (80%) of the full insurable value thereof.

     Section 11.05  Tenant shall not do or permit to be done any act or thing in
     -------------
or upon the Demised Premises which will invalidate or be in conflict with the certificate of occupancy or the terms of the New York State standard form of fire, boiler, sprinkler, water damage or other insurance policies covering the Building and/or the fixtures, equipment and property therein. Tenant shall, at its own expense, comply with all rules, orders, regulations, or requirements of the New York Board of Fire Underwriters or any other similar body having jurisdiction provided same relate to its use or occupancy of the Demised Premises and shall not knowingly do or permit anything to be done in or upon the Demised Premises or bring or keep anything therein or use the Demised Premises in a manner which increases the rate of insurance upon the Building or any property or equipment located therein over the rate in effect at the commencement of the term of this Lease.

     Section 11.06  If because of anything done, caused or permitted to be done
     -------------
permitted or omitted by Tenant, the rate of liability, fire, boiler, sprinkler, water damage or other insurance with all extended coverage on the Building or on the property and equipment of Landlord shall be higher than it otherwise would be, Tenant shall reimburse Landlord and the other tenants and subtenants in the Building for the additional insurance premiums thereafter paid by Landlord or by other tenants and subtenants in the Building which shall have been charged because of the aforesaid reasons and Tenant shall make the reimbursement on the first day of the month following such payment by Landlord or such other tenants or subtenants.

     Section 11.07  Tenant agrees to cause any vendors/contractors doing work,
     -------------
labor or services, on behalf of Tenant, in or about the Demised Premises to maintain while performing said work, labor or services, at their own cost and expense, one or more policies of public liability and property damage insurance having a combined single limit of One Million Dollars ($1,000,000.00) which, up to the maximum liability amounts thereof, insure the said vendor/contractor, Tenant and the Landlord (and such other person(s) designated by the Landlord having an insurable interest) against liability for injury (or death) to persons and/or damage to property of any person or persons in or about the Demised Premises. The insurance required by this Section shall be primary insurance and the insurer shall be liable for the full amount of the loss up to and including the total limit of liability as set forth in the declarations without the right of contribution from any other insurance coverage held by Tenant.

                                   ARTICLE 12

                             RULES AND REGULATIONS
                             ---------------------

     Section 12.01  The Tenant shall observe faithfully and comply strictly
     -------------
with, the rules and regulations promulgated from time to time by written notice to Tenant from Landlord or attached to this Lease, as in the Landlord's reasonable judgment are necessary for the safety, care and cleanliness of the Building or for the preservation of good order therein but such rules and regulations shall not affect the substance of this agreement (as distinguished from procedural and administrative considerations of the operation of the Demised Premises, the Building and of the Park). The Landlord shall not be liable to the Tenant for violation of such rules and regulations by any other Tenant, its servants, employees, agents, visitors or licensees. The current Rules and Regulations are attached hereto and made a part hereof. Landlord shall not be responsible for the non-observance by any other tenant of any said Rules and

Regulations, or the covenants or agreements contained in any other lease, by any other Tenant of the Building, or its agents or employees.

                                   ARTICLE 13

                                 SUBORDINATION
                                 -------------

     Section 13.01  This Lease shall be subordinate and subject at all times to
     -------------
all ground or underlying leases and to any mortgage covering the Building or which at any time hereafter shall be made, and to all advances made, or hereafter to be made, upon the security of any such mortgagee.*

                                   ARTICLE 14

                                     DEFAULT
                                     -------


        Section 14.01 If the Tenant shall at any time be in default continuing
        -------------
after ten (10) days written notice thereof in the payment of any rent or any additional rent or any other payments required of Tenant hereunder, or any part thereof, without demand therefor, or if Tenant, after thirty (30) days written notice by Landlord to Tenant, shall be in default in any of the other covenants and conditions of this Lease to be kept, observed and performed by Tenant, or if Tenant shall vacate or abandon the premises during the term hereof, or if this leasehold interest shall be levied on or taken or attempted to be taken by execution, attachment, or other process of law, or if any execution or attachment shall be issued against Tenant, or any of Tenant's property in the Demised Premises**, whereby the Demised Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant, or if a receiver, assignee or trustee shall be appointed for Tenant or Tenant's property, or if this Lease shall by operation of law devolve upon or pass to any person or persons other than the Tenant, then in any of said cases, and subject to the provisions in Section 14.02 below, the Landlord may:

        A. at its option, without terminating this Lease, change the locks on the doors to the Demised Premises and exclude the Tenant therefrom until all of such defaults shall have been completely cured;

*  See Rider 1, Paragraph 49.

** Unless removed or dismissed by a court of competent jurisdiction within thirty (30) days.

        B. enter into the Demised Premises, remove Tenant's property and effects as elsewhere in the Lease provided, take and hold possession thereof, without such entry and possession terminating this Lease or releasing Tenant in whole or in part from Tenant's obligation to pay rent and all its other obligations hereunder for the full term. Relet the Demised Premises or any part or parts thereof, either in the name of or for the account of Landlord or Tenant, for such rent and for such term and terms as Landlord may see fit, which term may, at Landlord's option, extend beyond the balance of the term of this Lease. Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case Landlord may make such repairs, alterations and additions in or to the Demised Premises and redecorate the same as it sees fit. Tenant shall pay Landlord the deficiency between the rent hereby reserved and covenanted to be paid and the net amount of the rents collected on such reletting, for the balance of the term of this Lease, as well as any expenses incurred by Landlord in such reletting, including, but not limited to reasonable attorneys' fees ("reasonableness" shall be based upon the amount of time and effort expended by the attorneys without regard to the amount in controversy), brokers' fees, the expense of repairing, altering and adding to and redecorating the premises, and otherwise preparing the same for re-rental. All such costs, other than the rental, shall be paid by Tenant upon demand by Landlord. Any deficiency in rental shall be paid in monthly installments, upon statements rendered by Landlord to Tenant, unless Landlord has declared the entire rental for the balance of the term due, as elsewhere in the Lease provided. Any suit brought to collect the amount of the deficiency for any one or more months shall not preclude any subsequent suit or suits to collect the deficiency for any subsequent months;

        C. require that upon any termination of this Lease, whether by lapse of time, the exercise of any option by Landlord to terminate the same, or in any other manner whatsoever, or upon any termination of Tenant's right to possession without termination of the Lease, the Tenant shall at once surrender possession of the Demised Premises to the Landlord and immediately vacate the same, and remove all effects therefrom, except such as may not be removed under other provisions of this Lease. If Tenant fails to do so, Landlord may forthwith re-enter the said Demised Premises, with or without process of law, and repossess itself thereof as in its former estate and expel and remove Tenant and any other persons and property therefrom, using such force as may be necessary, without being deemed guilty of trespass, eviction or forcible entry, without thereby waiving Landlord's rights to rent or any other rights given Landlord under this Lease or at law or in equity;

        D. if the Tenant shall not remove all effects from the Demised Premises as in this Lease provided, at Landlord's option, Landlord may remove any or all of said effects in any manner that Landlord shall choose and store the same without liability for loss thereof and Tenant will pay the Landlord, on demand, any and all expenses incurred in such removal and also storage of said effects for any length of time during which the same shall be in Landlord's possession or in storage; or Landlord may, at its option, without notice, sell* any or all of said effects in such manner and for such price as the

Landlord may deem best and apply the proceeds of such sale upon any amounts due under this Lease from the Tenant to the Landlord, including the expenses of removal and sale;

        E. collect from Tenant any other loss or damage Landlord may sustain by reason of any breach and diminished value of the Demised Premises resulting from said breach;

        F. in the event of a breach, or threatened breach, by Tenant of any of the covenants or provisions of this Lease, have the right to enjoin any such breach or threatened breach; and,

        G. declare the entire rental for the balance of the term or the entire term immediately due and payable at once.

        Section 14.02 Except for the nonpayment of rent, additional rent or any
        -------------
other charges or payment the responsibility of Tenant to make hereunder, Tenant shall not be in default upon the occurrence of any of the events referred to in
Section 14.01 above (except for the nonpayment of rent, additional rent or any other charge or payment the responsibility of Tenant to make hereunder) if, during the said thirty (30) day notice period, Tenant cures said default. If, however, the said default shall be of such a nature that the same cannot be completely cured or remedied within said thirty (30) day period, then Tenant shall not be in default if, during the said thirty (30) day period Tenant shall have commenced to cure said default and thereafter continuously and diligently takes such action and actions as are necessary to cure said default at the earliest possible time but in no event, however, shall the time within which Tenant shall have to cure said default be extended beyond sixty (60) days from the giving of the said thirty (30) day notice.

        Section 14.03 Except for the ten (10) days notice referred to in
        -------------
Section 14.01 above, Tenant expressly waives the service of any demand for payment of rent. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws, in the event of eviction or dispossession of Tenant by Landlord under any provisions of this Lease. No receipt of monies by the Landlord from or for the account of Tenant or from anyone in possession or occupancy of the Demised Premises after the termination in any way of this Lease or after the giving of any notice, shall reinstate,

* Only after 30 days written notice to Tenant.

        Continue or extend the term of this Lease or affect any notice given to the Tenant prior to the receipt of such money, it being agreed that after final judgment for possession of the Demised Premises, the Landlord may receive and collect any rent or other amounts due Landlord and such payment shall not waive or affect said notice, said suit or said judgment.

        Section 14.04 The Tenant waives a trial by jury of any or all issues
        -------------
arising in any action or proceeding between the parties hereto, or their successors, arising out of or in any way connected with this Lease, or any of its provisions, the Tenant's use or occupancy of the Demised Premises and/or any claim of injury or damage.

        Section 14.05 Any and all rights and remedies which Landlord may have
        -------------
under this Lease and at law or in equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more or all of said rights and remedies may be exercised at the same time or at different times and from time to time.

        Section 14.06 The Tenant covenants and agrees to pay on demand
        -------------
Landlord's expenses, including reasonable attorneys' fees ("reasonableness" shall be based upon the amount of time and effort expended by the attorneys without regard to the amount in controversy), incurred in enforcing any obligation of the Tenant under the Lease or in curing any default by Tenant under this Lease.*

        Section 14.07 If any of the aforesaid provisions or any other provision
        -------------
of this Lease shall be unenforceable or void, said provision(s) shall be deemed eliminated and of no force and effect and the balance of this Lease shall continue in full force and effect. If any notice is required by law to be given, such notice shall be given.

        Section 14.08 The Landlord shall have the first lien on Tenant's
        -------------
interest in this Lease to secure the payment and performance of Tenant's obligation hereunder, prior and preferable to all other liens.

        Section 14.09 The Tenant shall not permit any mechanics' or
        -------------
materialmen's liens to be filed against the fee of the real property of which the Demised Premises form a part nor against the Tenant's leasehold interest in the Demised Premises. The Landlord shall have the right at all reasonable times to post and keep posted on the Demised Premises any notice which it deems necessary for protection from such liens. If any such liens are so filed, the Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by the Landlord with maximum permissible interest from the date of payment, but not to exceed 12% per annum, shall be deemed to be additional rent due and payable by the Tenant at once without notice or demand.

* Only if Landlord is the prevailing party and said fees are awarded by a court of competent jurisdiction.

                                  ARTICLE 15

                        OCCUPANCY AFTER TERM EXPIRATION
                        -------------------------------

        Section 15.01 If the Tenant shall continue to occupy the Demised
        -------------
Premises after the expiration of.
the said term, with the consent of the Landlord, such tenancy shall be from month to month, and in no event from year to year, upon the same terms and conditions, except the monthly rental shall be increased to 125% of the monthly rental for the last month of the demised term.

                                  ARTICLE 16

                                EMINENT DOMAIN
                                --------------

        Section 16.01 If the whole or any part of the Demised Premises or the
        -------------
Building shall be taken or condemned by any competent authority under power or eminent domain for a public or quasi public use or purpose, then, at the option of either party, to be exercised by written notice to the other, the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public or quasi public use or purpose, and without an apportionment of the award, the Tenant hereby assigning to the Landlord all right and claim to the award. The current rent, however, in such case shall be apportioned. Landlord's said notice, to be effective, must be given to Tenant no later than thirty (30) days after Landlord's receipt of the "Notice of Taking". Tenant's said notice, to be effective, must be given to Landlord no later than thirty (30) days after Landlord gives Tenant notice of Landlord's receipt of the "Notice of Taking".

                                  ARTICLE 17

                             FIRE, CASUALTY, ETC.
                             --------------------

        Section 17.01 In the event that the Building be damaged or destroyed by
        -------------
fire, the elements or casualty, this Lease shall continue in full force and effect, but the Landlord, subject to there being adequate insurance proceeds available to Landlord for the full loss thereof, shall forthwith repair such damage or destruction, provided such repairs can be made under the laws and regulations of State, County, Federal or Municipal authorities; except that if said building is so damaged or destroyed to the extent of not less than one-third (1/3) of the replacement cost thereof, or if said insurance proceeds to Landlord are not so adequate, as determined by the Landlord, the Landlord, at its option (to be exercised by written notice to the other within ninety (90) days from the date of such damage or destruction), may terminate this Lease. The Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made only if the Demised Premises are untenantable, such proportionate reduction to be based upon the extent that the Demised Premises, or part thereof, may be untenantable and for the period that said premises, or part thereof, may be untenantable and no such rent reduction shall be allowed by reason of inconvenience, annoyance or injury to the Tenant's business because of such damage or destruction, or the necessity of repairing any portion of the Building, or the making of such repairs, and the Landlord shall not be liable to the Tenant because of such inconvenience, annoyance or injury. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions shall govern and control in lieu thereof.

        Section 17.02 Landlord shall not be responsible to Tenant for any loss
        -------------
or theft of property in or from the Demised Premises, or for any loss or theft or damage of or to any property left with any employee of Landlord, however occurring. Landlord shall not be liable for any damage caused by water, rain, snow or ice, or by breakage, stoppage or leakage of water, gas, heating, air conditioning, sewer, or other pipes or conduits, in, upon, about or adjacent to the Demised Premises, or the Building.

                                  ARTICLE 18

                                  ESCALATIONS
                                  -----------

        Section 18.01 The Tenant hereby agrees to pay, as additional rent, the
        -------------
amount by which any of each of the yearly "building operating costs" incurred by the Landlord during each year occurring during the term of this Lease, commencing July 1, 2001, exceed the cost of each said respective building operating cost incurred by the Landlord during the period July 1, 2000 through June 30, 2001, (the "Operating Year"). Notwithstanding the foregoing, the Operating Year shall be the later of (1) July 1, 2000 through June 30, 2001, or
(2) the first full twelve (12) calendar months after the day on which the certificate of occupancy is issued indicating completion of Landlord's Work as defined in Exhibit C, Subparagraph A, in which case all the remaining dates in
Section 18.01 shall be deemed appropriately changed to reflect the actual Operating Year. Allocation of costs that benefit the Building and other buildings in the Park shall be fair and equitable, in accordance with and in proportion to the gross square footage of the Building so that each building in the Park bears, in proportion to its respective size, its proportionate share of said costs. A "building operating cost" shall be defined to include the cost to the Landlord of operating and maintaining the Building, the Building Common Areas, lawns, and shrubs, the roadways leading to the Building including the roadway leading from New York Route 96, and the Exterior Common Areas, including but without limiting the generality of the foregoing, the cost of: gardening and landscaping; parking lot and roadway repairs; maintenance and line restriping; insurance premiums; repairs to the Building and roof; painting and caulking; refinishing; glass repair; the maintenance and repair of lighting, sanitary control facilities and heating, ventilating and air conditioning systems and equipment; utilities; removal of snow, ice, trash, waste, refuse and recycling costs, including compliance with any and all recycling laws, rules and regulations imposed by the municipality in which the Building is located and specifically excluding any hazardous or toxic wastes (including but not limited to petroleum products, medical wastes, etc.) which shall be disposed of by Tenant at Tenant's own cost and expense; traffic control and policing; fire and security protection; maintenance, replacement and rental of signs and equipment; repair and/or replacement of on-site water lines, sanitary and storm sewer lines; rental and other charges paid to third parties; maintenance and service (including but not limited to service contracts) of security/safety equipment and automatic/electronic and/or magnetic exterior entrance door locking devices; and real estate taxes* and other municipal services rendered by the appropriate municipal authorities or quasi-governmental authorities payable by the Landlord and allocable to the Building and the land on which the Building stands and adjacent land owned by the Landlord which is part of the Park. Notwithstanding the foregoing, and by way of expansion and not limitation, Tenant shall be responsible for the cost in excess of a total of $1.50 per rentable square foot per year of electricity and gas (heat, air conditioning, light, and power): (1) supplied to the Demised Premises, and (2) for the cost of same for the roadway and parking lot lighting serving the Building. The Landlord, in good faith, shall reasonably determine the amount of each such yearly building operating cost(s) and once each year during the term, commencing in July 2002 notify the Tenant, in writing, of additional rent payable on account of any such increase of each said building operating cost(s) from the preceding Operating Year, together with an itemized statement thereof. Thus, in July 2002, the Landlord shall notify the Tenant of additional rent payable on account of the increase, if any, of any such costs for the preceding Operating Year over the year July 1, 2000 through June 30, 2001. Landlord agrees that in the event Tenant is not so notified by Landlord of said increase in the said building operating costs within one (1) year of the date provided herein for Tenant to be so notified, then Landlord shall be deemed to have waived reimbursement for said increase for the applicable period. For a period of one (1) year after notification, Tenant shall have the right to inspect the Landlord's cost records which cost records shall include only those books and records which are necessary to the determination of the appropriateness of the applicable charges forwarded to Tenant. No such books and records may be copied or removed from Landlord's office. Tenant acknowledges that the information acquired as a result of said inspection is confidential to Landlord and Tenant will not give or release any said information to a third party except as may be reasonably necessary to protect and enforce Tenant's rights pursuant to this Lease. See Rider 1, Paragraph 42. * See Rider 1, Paragraph 62.

        Section 18.02 For purposes of the Lease, real estate taxes shall be
        -------------
defined as follows: (i) all real estate taxes, including but not limited to town, county and school taxes payable (adjusted after protest or litigation, if any) for any part of the term of this Lease, including any extension period hereof, but exclusive of penalties or discounts, on the Building or the Park to the extent reasonably allocable to the Building; (ii) any taxes which shall be levied in lieu of the taxes described in (i) above; (iii) Pure Waters charges, sewer district charges and any assessments (special or otherwise) made against the Building and/or the Park which shall be required to be paid during the calendar year or fiscal year in respect to which they are being determined; (iv) any water pollution charges*;
(v) any other governmental real estate taxes, levies, impositions or charges of a similar or dissimilar nature, whether general, special, ordinary, extraordinary, foreseen or unforeseen which may be assessed, levied or imposed upon all or any part of the Building and/or the Park; and (vi) the reasonable expense of contesting the amount or validity of any such taxes, charges or assessments, such expense (including reasonable attorney's fees) to be applicable to the period of the item contested. Tenant, at its sole cost and expense, shall be permitted, upon prior written notice to Landlord, to contest the amount or validity of any said taxes, charges or assessments. Landlord agrees to cooperate with Tenant in any said contest.

        Section 18.03 Tenant shall pay prior to delinquency all taxes assessed
        -------------
against or levied upon its occupancy of the Demised Premises, or upon the fixtures, furnishings, equipment and all other personal property of Tenant located in the Demised Premises other than those furnished and paid for by Landlord, if nonpayment thereof shall give rise to a lien on the real estate, and when possible Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment and other personal property, or upon Tenant's occupancy of the Demised Premises, shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes within thirty (30) days after delivery to Tenant by Landlord of a statement in writing setting forth the furnishings, equipment or personal property.

        Section 18.04 Should any governmental taxing authority acting under any
        -------------
present or future law, ordinance or regulation, levy, assess or impose a tax, excise, surcharge and/or assessment (other than a tax on net rental income or franchise tax) upon or against the rents payable by Tenant to Landlord, or upon or against the Building, the Building Common Areas, either by way of substitution for or in addition to any *Not to include fines and sanctions for pollution caused by Landlord or other tenants of the Building (except for subtenants of Tenant) or their respective agents, employees or contractors. existing tax on land or buildings or otherwise, Tenant shall be responsible for and shall pay Tenant's pro rata share of such tax, excise, surcharge and/or assessment.

        Section 18.05 Should any alteration or improvement performed by Tenant,
        -------------
during the term of this Lease, cause an increase in assessment, Tenant shall pay to Landlord the cost of all taxes resulting from such increase in assessment. Any amount paid separately hereunder by Tenant to Landlord shall be in addition to any amounts paid by Tenant pursuant to Section 18.02 above.

        Section 18.06 Tenant shall pay as additional rent all sales, use and/or
        -------------
occupancy taxes or fees of any kind and nature whatsoever whether imposed on or payable by either Landlord or Tenant under any present or future statute, law, ordinance, rule or regulation or the like, which at any time prior to or during the term of this Lease may be assessed, levied, confirmed, imposed upon, or grow or become due and payable out of or in respect of calculated on or become a lien on, (i) the Demised Premises or any part thereof or any appurtenances thereof,
(ii) the rent, income or other payments received, due or to become due under this Lease, (iii) any use or occupation of the Demised Premises, and (iv) such franchises as may be appurtenant to the use of the Demised Premises.

                                  ARTICLE 19

                      PURE WATERS, POLLUTION AND SEWERAGE
                      -----------------------------------

        Section 19.01 Tenant shall be responsible for and pay upon being billed
        -------------
therefor by Landlord, with Landlord, upon Tenant's written request, exhibiting receipted bills for the charges, of all water, Pure Waters District charges, pollution charges and sewerage charges assessed against the Building for water and sewerage consumed in, about or for the benefit of the Building including the land immediately surrounding the Building.

                                  ARTICLE 20

                       SURVIVAL OF TENANT'S OBLIGATIONS
                       --------------------------------

        Section 20.01 The obligation of Tenant to pay the charges referred to
        -------------
in Article 18 and 19 of this Lease that accrue during the term of this Lease shall survive the expiration or early termination of this Lease.

                                  ARTICLE 21

                         ENTIRE AGREEMENT, TIME OF THE
                         -----------------------------

                             ESSENCE AND NONWAIVER
                             ---------------------

        Section 21.01 This Lease contains all the agreements of the parties.
        -------------
There have been no representations made by the Landlord or understandings made between parties other than those set forth in this Lease. This Lease may not be modified except by written instrument duly executed by the parties hereto. Receipt of rent with knowledge of a default by the Tenant will not condone, forgive or waive such default. Failure by Landlord to enforce any of the provisions hereof for any length of time shall not be deemed a waiver of its rights set forth in this Lease, and such waiver may only be made by instrument in writing and signed by the Landlord. Time is of the essence with respect to all payments and performances required of the Tenant by the provisions of this Lease.

                                  ARTICLE 22

                          INDEMNIFICATION OF LANDLORD
                          ---------------------------

        Section 22.01 Tenant shall indemnify, defend and save Landlord harmless
        -------------
from and against any and all loss, liability, damage or expense including reasonable attorneys' fees ("reasonableness" shall be based upon the amount of time and effort expended by the attorneys without regard to the amount in controversy) suffered or incurred by Landlord because of (i) the negligence of Tenant, or Tenants' agents, contractors and employees, (ii) any act or occurrence in the Demised Premises, unless caused by the negligence of Landlord, its agents, contractors, or employees, or the intentional wrongful act of Landlord its agents, contractors, or employees (iii) judgments, citations, fines or other penalties rendered or assessed against Landlord, its agents, contractors, or employees (with the exception of any claims under any worker's compensation laws) as a result of Tenant's failure to abide by and to undertake the duty of compliance on behalf of Landlord with all federal, state and local laws, safety and health regulations relating to the interior and other portions of the Demised Premises which Tenant has assumed the duty to maintain pursuant to this Lease, provided that Landlord agrees to give Tenant prompt notice of any such violation asserted by any government agency, and (iv) any and all claims and liabilities which may arise out of or be connected with any improvements, alterations and additions undertaken by Tenant with regard to the Demised Premises including any liens for labor and material arising from such work.

        Section 22.02 (a) Except as provided in Section 22.02 (b) hereof,
        -------------
Landlord shall indemnify Tenant against loss, liability or damages to third parties as a result of any personal injury, death, or property damage that occurs in the Common area or the Demised Premises solely as a result of the negligence or the tortious acts of the Landlord, its agents, servants or employees.

        (b) The indemnity shall not apply to loss, liability or damages with respect to vehicles except for vehicles owned or operated by Landlord, Landlord's employees, or Landlord's agents; to loss, liability or damages with respect to products; claims under Workers' Compensation laws; or loss, liability or damages caused by the negligence of Tenant or its agents, servants or employees.

        (c) Landlord shall have the sole right to and shall defend any lawsuits with respect to claims for loss, liability or damage against which the indemnity provided in Section 22.02 (a) applies and pay any judgments which result from the lawsuits. "Lawsuits" include arbitration proceedings and administrative proceedings and all other governmental and quasi-governmental proceedings. "Liabilities" include the fees and disbursements of attorneys and witnesses.

                                  ARTICLE 23

                            NONDELIVERY OF PREMISES
                            -----------------------

        Section 23.01 In the event of the failure of the Landlord to deliver
        -------------
possession of the Demised Premises at the time of the commencement of the term of this Lease, neither the Landlord nor its agents shall be liable for any damage caused thereby, nor shall this Lease thereby become void or voidable, but in such event the Tenant shall not be liable for any rent until such time as the Landlord can deliver possession. See Rider 1, Paragraph 55.

                                  ARTICLE 24

                               SECURITY DEPOSIT
                               ----------------

        Section 24.01 A. Simultaneously with the execution of this Lease by
        -------------
Tenant, Tenant shall deposit with Landlord the sum of $100,000.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease, it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease; including but not limited to payment of rent, Landlord may, at its option, use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent or any sum as to which Tenant is in default or for any sum which Landlord may expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the Demised Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned, without interest to Tenant after the date fixed as the end of the Lease and within a reasonable time after delivery of entire possession of the Demised Premises to Landlord. In the event of a sale of the Land and/or Building or leasing of the Building, of which the Demised Premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee, and Landlord shall thereupon be released* by Tenant from all liability for the * Provided the new owner agrees in writing which writing to be effective must be delivered to Tenant, to be bound by the terms herein relating to the return to Tenant of the said security deposit.
return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

        B. Notwithstanding the terms and provisions of subparagraph A above, Tenant shall not be required to deposit the said security deposit referred to therein unless 51% or more of the Demised Premises have been sublet or this Lease has been assigned. Notwithstanding anything herein to the contrary, no such sublet or assignment shall be effective until and unless Landlord has received the said security deposit. Further, no such security deposit shall be required if the said assignment or sublet is to any successor corporation as the result of a merger or consolidation, or to a subsidiary of Tenant, or to an affiliated or related company to Tenant. See Rider 1, Paragraph 61.*

                                  ARTICLE 25

                             WAIVER OF SUBROGATION
                             ---------------------

        Section 25.01 Notwithstanding anything in this Lease contained to the
        -------------
contrary: Landlord shall insure the Building and Tenant shall insure the Demised Premises and its fixtures and contents, against fire and other causes included in standard extended coverage by policies which shall include a waiver by the insurer of all right of subrogation against Landlord or Tenant, their officers, directors, employees, invitees, and in case of Tenant, its subtenants, in connection with any loss or damage thereby insured against. Neither party, nor its officers, directors, employees, agents or invitees, nor, in case of Tenant, its subtenants (if Tenant shall have sublet in accordance with the terms herein), shall be liable to the other for loss or damage caused by any risk covered by such insurance. If the release of either Landlord or Tenant, as set forth in this paragraph, shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be secondary to the other's insurer.

* Further, Landlord agrees, not later than 30 days after the expiration of the demised term, to return to Tenant the said security deposit less any sum or sums that Landlord, in accordance with the terms herein, is then entitled to retain.



                                  ARTICLE 26

                                   BROKERAGE
                                   ---------

        Section 26.01 Tenant and Landlord represent and warrant that they have
        -------------
dealt with no broker, agent or other real estate sales person in connection with this lease other than MOORE AND ASSOCIATES, INC., ROBERT MOORE, BROKER, the commission which shall be paid by Landlord, and that, other than as herein expressly set forth, no broker, agent or such other person brought about this transaction. Tenant and Landlord agree to indemnify and hold each other harmless from and against any claims by any broker, agent or other real estate sales person claiming a commission or other form of compensation by virtue of this Lease or of having dealt with Tenant or Landlord with regard to this leasing transaction and should a claim for such commission or other compensation be made it shall be promptly paid or bonded by the party who has dealt with the person or entity making such claim. The provisions of this Article shall survive the termination of this Lease.

                                  ARTICLE 27

                                 FORCE MAJEURE
                                 -------------

        Section 27.01 Except as otherwise provided in this Lease and except as
        -------------
to the payment of rent or other monies due under this Lease neither party shall be responsible for delays or inability to perform its obligations hereunder for causes beyond the control of such party including acts of other tenants, governmental restriction, regulation or control, labor dispute, accident, mechanical breakdown, shortages or inability to obtain labor, fuel, steam, water, electricity or materials, acts of God, enemy action, civil commotion, or fire or other casualty.

                                  ARTICLE 28

                           MISCELLANEOUS PROVISIONS
                           ------------------------

        Section 28.01 No receipt of money by Landlord from Tenant after the
        -------------
termination of this Lease or after the service of any notice or after the commencement of any suit or after final judgment for possession of the Demised Premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit or imply consent for any action for which Landlord's consent is required.

        Section 28.02 No waiver of any default of Tenant or of Landlord
        -------------
hereunder shall be implied from any omission by Landlord or Tenant, as the case may be, to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.

        Section 28.03 The term "Landlord" as used in this Lease, so far as
        -------------
covenants or agreements on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of Landlord's interest in this Lease at the time in question, and in the event of any transfer or transfers of such interest, Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability from events which occur after the date of transfer. Any such release of Landlord under this paragraph shall become effective only at such time Landlord's transferee is deemed to be bound to the terms and provisions of this Lease. It is agreed, however, that Landlord shall reimburse Tenant for any overpayments of rent made by Tenant prior to the assignment and any prepayment of rent for months subsequent to the assignment.

                                  ARTICLE 29

                             ESTOPPEL CERTIFICATES
                             ---------------------

        Section 29.01 Landlord and Tenant agree that from time to time upon not
        -------------
less than ten (10) days prior request of the other, to deliver to the party making the request a statement in writing (the "Certificate") certifying (a) that this Lease is unmodified and in full force and effect (or if the have been modifications that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which the rent and other charges have been paid, and (c) that, so far as the person making the certificate knows, the other party is not in default under any provision of this Lease, or if such were not to be the fact, then certifying such default of which person making the certificate may have knowledge. It is agreed that the certificate may be relied upon by the party requesting it or by any other person to which it may be exhibited or delivered. The contents of the certificate shall be binding on the party on behalf of which it shall have been executed.

                                  ARTICLE 30

                                QUIET ENJOYMENT
                                ---------------

        Section 30.01 The Landlord covenants and agrees that the Tenant on
        -------------
paying said rent and performing the covenants aforesaid shall and may peaceably and quietly hold and enjoy the said Demised Premises for the term aforesaid.

                                  ARTICLE 31

                                   EXECUTION
                                   ---------

        Section 31.01 This Lease shall not be binding and in effect until a
        -------------
counterpart hereof has been executed and delivered by the parties each to the other.

                                  ARTICLE 32

                         INVALID PROVISIONS SEVERABLE
                         ----------------------------

        Section 32.01 If any term or provision of this Lease or the application
        -------------
thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                  ARTICLE 33

                           PRONOUNS INTERCHANGEABLE
                           ------------------------

        Section 33.01 Feminine, neuter and masculine pronouns, the plural and
        -------------
the singular, shall be construed to be and shall be interchangeable, in any place or places herein in which the context may require such interchange.

                                  ARTICLE 34

                                     RIDER
                                     -----

        Section 34.01 In the event there are Riders and/or Exhibits attached
        -------------
hereto they shall be deemed a part hereof and in any case where the provisions of any said Rider and/or Exhibits shall conflict with or be contrary to the provisions contained in this, the main portion of this Lease Agreement, the provision of said Rider(s) and/or Exhibits shall control.

                                  ARTICLE 35

                         LATE PAYMENT: ADDITIONAL RENT
                         -----------------------------

        Section 35.01 All rental payments, any additional rent herein and any
        -------------
and all payments due under the provisions of this Lease Agreement from Tenant, unless herein otherwise specifically referred to, shall be received by Landlord no later than 4:00 p.m. on the 1st day of each month (in the case of rent and additional rent) or within fifteen (15) days of being invoiced therefor, whichever is applicable, after which there shall be a 5% charge calculated on the amount then due to compensate Landlord for the additional time and inconvenience incurred by Landlord as a result of the payment not being made as aforesaid. In the event, however, that said charge were to exceed that permitted by law, the said charge due hereunder shall immediately and automatically be reduced to the maximum then permitted by law. Any charges or payments due to Landlord from Tenant arising out of the terms and provisions of this Lease or as the result of Tenant's occupation of the Demised Premises, including but not limited to services, labor or materials furnished or performed at Tenant's request, shall be deemed additional rent hereunder and shall be deemed due and payable within fifteen (15) days after a statement is rendered therefor.

                                  ARTICLE 36

                                ARTICLE TITLES
                                --------------

        Section 36.01 The Article titles are inserted as a matter of convenience
        -------------
and for reference and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

                                  ARTICLE 37

                               INTERIOR CLEANING
                               -----------------

        Section 37.01 Landlord agrees to provide cleaning services ("interior
        -------------
cleaning") for the cleaning of the interior for the Demised Premises in accordance with Exhibit D which is attached hereto and made a part hereof.

                                  ARTICLE 38

                                 MISCELLANEOUS

        Section 38.01 This Lease Agreement shall be governed by and construed
        -------------
and enforced in accordance with the laws of the State of New York and without the aid of any canon, custom or rule of law requiring construction against the draftsman. Landlord and Tenant hereby submit to personal jurisdiction in the courts of the State of New York for the enforcement of their respective obligations hereunder, and Landlord and Tenant each waives any and all personal rights under the law of any other state or country to object to jurisdiction within the State of New York for the purposes of an action to enforce such obligations and the venue for any such actions shall be in Monroe County, New York.

                                  ARTICLE 39

                           PROVISIONS, BINDING, ETC.
                           -------------------------


        Section 39.01 The conditions, covenants and agreements in this Lease
        -------------
contained to be kept and performed by the parties hereto shall be binding upon and inure to the benefit of said respective parties, their legal representatives, successors and assigns. This Section shall not be construed to permit any assignment or subletting, unless otherwise permitted in this Lease, without Landlord's consent. The term "Landlord" as used in this Lease means only the owner for the time being of the Land and Building (or the owner of a lease of the Building) of which the Demised Premises form a part, so that in the event of any sale or sales of said Land and Building or of said lease, or in the event of a lease of said Building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations for Landlord hereunder and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said tenant of the building, provided that the purchaser or tenant of the Building as of the date of such purchase or lease has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

                                  ARTICLE 40

                               CORPORATE TENANT
                               ----------------

        Section 40.01 If Tenant is a corporation, the persons executing this
        -------------
Lease on behalf of Tenant hereby covenant, represent and warrant that Tenant is duly incorporated or duly qualified (if foreign) corporation and is authorized to do business in the State of New York (a copy of evidence thereof to be supplied to Landlord upon request); and that the person or persons executing this Lease on behalf of Tenant is an officer or are officers of such Tenant, and that he or they as such officers are duly authorized to execute, acknowledge and deliver this Lease to Landlord (a copy of a resolution to that effect to be supplied to Landlord upon request).

                                  ARTICLE 41

                              LANDLORD'S CONSENT
                              ------------------

        Section 41.01 If at any time during the term of this Lease or any
        -------------
renewal thereof, Landlord is requested to give its consent and Landlord delays in granting its consent or determines to withhold such consent, the sole remedy of Tenant shall be equitable action to compel Landlord to give its consent. Landlord shall not be liable for any loss, liability, damage or expense, including attorney's fees that Tenant may suffer or incur as a result of Landlord's delay in granting such consent or in the event a court subsequently determines that such consent was unreasonably withheld, or as a result of or in connection with Tenant's action to compel Landlord to give its consent as herein provided.

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the date first above written.

                                        WILLOWBROOK II L.L.C.


                                        By: /s/ Charles N. Mills
                                           -----------------------------------
                                           CHARLES N. MILLS

                                        PAETEC CORP.


Date: 7/15/99                           By: /s/ Arunas A. Chesonis
     ---------------------------           -----------------------------------
                                           (Name and Title)

STATE OF NEW YORK )
                  )SS:
COUNTY OF MONROE  )

On the 19th day of July, 1999, before me personally came CHARLES N. MILLS, to me known, who, being by me duly sworn, did depose and say that he resides at Rochester, New York; that he is a Partner in WILLOWBROOK II L.L.C., the New York partnership described in, and which executed the foregoing instrument.


                                             /s/ Debra Ann Marabito
                                             --------------------------------
                                             Notary Public
                                             DEBRA ANN MARABITO
                                             Notary Public, State of New York
                                                     Monroe County
                                             Commission expires Jan. 31, 2000

STATE OF NEW YORK)
                 )SS:
COUNTY OF MONROE )

On the 15th day of July, 1999, before me personally came
Arunas A. Chesonis, to me known, who, being by me duly sworn, did depose and say that he/she/they reside(s) at Victor, NY; that he/she/they is/are the Chairman & CEO of PAETEC CORPORATION the Delaware corporation described in, and which executed the foregoing instrument; that he/she/they know(s) the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he/she/they signed his/her/their name(s) thereto by like order.

                                             /s/ Karen F. Ferrini
                                             --------------------------------
                                             Notary Public
                                             KAREN F. FERRINI
                                             Notary Public, State of New York
                                                     No. 4765553
                                             Qualified in Monroe County
                                             Commission expires Nov. 30, 2000

                                                Notary Public
STATE OF       )
               )SS:
COUNTY OF      )

On the ___ day of ___________, 19__, before me personally came
__________________________________, to me known and known to me to be the individual described in and who executed the foregoing instrument and duly acknowledged to me that he/she/they executed the same.


                                                --------------------------------
                                                Notary Public

                                    RIDER 1
                              TO LEASE AGREEMENT
                                    BETWEEN
                             WILLOWBROOK II L.L.C.
                                      AND

                                 PAETEC CORP.

     Paragraph 42  Except for building operating costs that are not Landlord
     ------------
controllable (which shall not be subject to the 4% limitation referred to following) notwithstanding any other provision herein contained to the contrary, Tenant's obligation for the payment of increases in building operating costs referred to in Section 18.01 above shall not, in any one year, exceed an amount equal to 104% of the amount required to be paid for the prior year. For example, if Tenant were obligated for the payment in any one year for $10,000 in increases in Landlord controllable building operating costs, Tenant's obligation for the payment of increases in Landlord controllable building operating costs for the next year would not exceed $10,400 ($10,000 x 1.04=$10,400). "Landlord controllable" building operating costs shall be defined as those building operating costs the amounts of which are within the control of Landlord. By way of expansion and not of limitation, taxes of any governmental or quasi-governmental authority of any kind, nature, and description, utilities, insurance, third party services contracts (such as elevator maintenance agreements, electronic door maintenance agreements, security monitoring agreements), shall not be deemed "Landlord controllable" costs. Further, "building operating costs" shall be defined to exclude capital expenditures, as the definition is accepted in accordance with generally accepted accounting standards, except for fan motors, compressors, pumps, condensing units, dryers, and accumulators, all of which shall be deemed included in the definition of "building operating costs".

     Paragraph 43  Upon commencement of the demised term, Landlord agrees to pay
     ------------
Tenant incurred fees up to and not exceeding $15,000 for space planning/design services incurred by Tenant for the design/planning of the Demised Premises. Tenant shall not have to account to Landlord for the said $15,000. Landlord, at its sole cost and expense, will provide Tenant with partition plans, Building HVAC drawings, Building fire protection drawings, and such Building plumbing drawings as are required by the Town of Perinton for the Building system plumbing.

     Paragraph 44  Subject to required approvals of and governmental or quasi-
     ------------
governmental bureau, board, or agency having jurisdiction thereof and subject to the execution by Tenant of the "Rooftop Agreement" (attached hereto as Exhibit
E) and compliance by Tenant with the terms therein contained Tenant, shall be permitted to install condensers, antennas, and equipment on the roof of the Building with no additional installation, rental, maintenance or miscellaneous charges therefore.

     Paragraph 45  Prior to commencement of construction of the Building,
     ------------
Landlord agrees, at its sole cost and expense:

        A. To provide Tenant with a complete set of base Building drawings on a CAD disk; and,

        B. Upon completion of the construction of the Building, shall provide Tenant with final "as built" drawings of Landlord's Work.

             Paragraph 46    INTENTIONALLY OMITTED
             ------------

          Paragraph 47
          ------------

                A. Subject to any governmental or quasi-governmental approvals of any board, bureau, or agency having jurisdiction thereof, Tenant, at its sole cost and expense, shall be permitted to have the following exterior signage/identification:

                        (1) A building-mounted, exterior, internally illuminated individual-letter sign; and,

                        (2) A "monument" sign on the New York Route 96 frontage.

                B. Tenant, at Landlord's request, agrees, at its sole cost and expense (1) to remove said sign(s) simultaneously with the expiration of the demised term, and (2) to repair any damage done by said removal in a good and workmanlike matter and return the Building to the same condition it was in prior to the installation of said signs.

          Paragraph 48  Upon commencement of the demised term, Tenant shall
          ------------
receive allowance from Landlord equal to $111,000. Tenant may use said allowance as it chooses and said allowance, at Tenant's written directions to Landlord shall be in cash paid by Landlord to Tenant or used by Tenant as a credit on amounts of sums due hereunder from Tenant to Landlord, or a combination of both.

          Paragraph 49  Notwithstanding the terms of Article 13 above, Landlord
          ------------
agrees to provide Tenant with a Non-disturbance Agreement (based on the New York State Bar Association format) from the holder of any mortgage lien on the

Building which agreement Tenant agrees to execute. In the event the said Mortgagee charges a fee for the said agreement, Tenant agrees to be responsible for the payment thereof.

          Paragraph 50   Notwithstanding anything herein contained to the
          ------------
contrary, Tenant shall have the continued right to inspect the Demised Premises to determine if Landlord's Work has been completed in accordance with this Lease. Not later than thirty (30) days after the Rent Commencement Date, Tenant shall provide Landlord with a written itemization of those items that have not been completed as required by the terms and provisions of this Lease or that require corrective action (the "Punch List"). Landlord shall complete or correct each item on the Punch List within such time as is reasonable under the circumstances, but in all events, within forty-five (45) days after Landlord's receipt of the Punch List. Landlord shall use reasonable efforts to complete or correct each item on the Punch List in such a time and in such a manner so as not to unreasonably interfere with or disrupt Tenant's business from and in the Demised Premises.

          Paragraph 51  Notwithstanding anything herein contained to the
          ------------
contrary, Tenant may remove from the Demised Premises its trade fixtures and equipment provided:

        A. Tenant shall, in a good and workmanlike manner, repair any damage to the Demised Premises caused by said removal and return the Demised Premises to the same condition they were in prior to the installation of said fixtures/equipment;

        B. That the said removal and repair is completed at or before the expiration of the demised term.

        Paragraph 52  INTENTIONALLY OMITTED
        ------------

        Paragraph 53  Notwithstanding anything in the Lease to the contrary,
        ------------
including but not limited to the terms and provisions of Sections 1.05 and 2.01 above, the demised term will commence (the "Rent Commencement Date") the later of July 1, 2000 or, (2) the first day of the first full calendar month the Demised Premises are "ready for occupancy". For purposes of this Paragraph 53, the term "ready for Occupancy" means that the Building and the Demised Premises have received a valid Certificate of Occupancy; that the Demised Premises have been professionally cleaned and are free of trash or debris; and that the Demised Premises have been finished in accordance with Landlord's Work as referred to in Paragraph A of Exhibit C; subject only to minor "punch list" items which do not separately or in the aggregate materially, adversely affect Tenant's use and occupancy of the Demised Premises. Notwithstanding the foregoing, the term "ready for occupancy" shall refer only to Landlord's Work and if no Certificate of Occupancy has been issued as the result of the action or inaction of Tenant, its representatives, agents, employees, or contractors than the requirement of the issuance of a Certificate of Occupancy as herein referred to shall be deemed waived. Further, Landlord shall be required to give Tenant not less than thirty (30) days prior written notice of the day when Landlord's Work will be complete and the Demised Premises will be ready for occupancy. In the event that the Certificate of Occupancy is not issued as the result of the said action or inaction of Tenant, Landlord agrees, upon the curing by Tenant of the condition preventing the issuance of said Certificate of Occupancy by the said inaction or action, to thereafter, continuously and diligently make every reasonable effort and to take every reasonable action to effectuate the issuance of the said Certificate of Occupancy.

        Paragraph 54  Notwithstanding anything in the Lease to the contrary,
        ------------
including but not limited to the terms and provisions of Article 4, but subject to the provisions of Article 4, provided Tenant shall have given not less than ten (10) business days notice thereof, Tenant, without Landlord's consent, may sublet all or any part of the Demised Premises or assign this Lease to any successor corporation as the result of a merger or consolidation or to a subsidiary of Tenant, or to an affiliated or related company to Tenant.

     Paragraph 55
     ------------

        A. In the event that the Demised Premises are not "ready for occupancy" (as that term is defined below) for Tenant by nine (9) months from the expiration of the ninth (9th) full calendar month after Landlord has received all the governmental or quasi-governmental approvals required to construct the Building, etc., (the "Completion Date") unless caused by the action or inaction of Tenant, Tenant's employees, agents, contractors or representatives, in which case the Completion Date shall be extended one (1) day for each day of delay so caused, the rental reserved herein shall abate at the rate of two days rent for each day of delay past the Completion Date.

        B. For purposes of this Paragraph 55, the term "ready for occupancy" means that the Building and the Demised Premises have received valid Certificate of Occupancy; that the Demised Premises have been professionally cleaned and are free of trash or debris; and that the Demised Premises have been finished in accordance with the provisions of the Lease, subject only to minor "punch list" items which do not separately or in the aggregate materially, adversely affect Tenant's use and occupancy of the Demised Premises. Notwithstanding the foregoing, the term "ready for occupancy" shall refer only to Landlord's Work and if no Certificate of Occupancy has been issued as the result of the action or inaction of Tenant, its representatives, agents, employees or contractors than the requirement of the issuance of a Certificate of Occupancy as herein referred to shall be deemed waived.

     Paragraph 56  Subject to the approvals of any governmental or quasi-
     ------------
governmental board, bureau, or agency having jurisdiction thereof, Tenant shall be permitted to have such ground-mounted antennas, equipment, and generators as it desires and shall be in locations as are reasonably approved by Landlord which approval Landlord agrees not to unreasonably refuse or delay. Further, upon prior written notice to Landlord, Tenant, without Landlord imposed fees or charges therefore, but subject to the terms and provisions of the "Rooftop Agreement" attached as Exhibit E., shall be permitted, at its sole cost and expense, to install and maintain such equipment, auxiliary cabling, generators, and antennas as it desires. Such equipment, antennas, etc. shall be in locations as Landlord shall reasonably approve, which approvals Landlord agrees not to unreasonably withhold or delay.

     Paragraph 57   Notwithstanding anything herein to the contrary, the annual
     -------------
rental herein referred to in Section 2.01 above for the 11th through the 20th lease years will be deemed increased, for each said year, (and, correspondingly, 1/12th for each month of each said year thereof) by an amount calculated as follows:

     At the commencement of the 11th lease year:

                A. The total principal and interest payments for one (1) year on a 25 year term, $7,500,000 self-amortizing loan, with interest at 8% per year shall be calculated. The resulting calculation shall be refereed to herein as the "Original Annual Payment";

                B. Simultaneously with the calculation referred to in
                   subparagraph A above, there shall be calculated the principle and interest payments for one (1) year on a 25 year term, $7,500,000 self-amortizing loan with interest calculated at the interest rate calculated by adding 200 basis points to the then "ten (10) year" U.S. Government Treasury Bonds"("asked" price). The resulting calculation existing shall be referred to herein as the "Revised Annual Payment";

                C. The Original Annual Payment shall be subtracted from the
                   Revised Annual Payment from which shall be subtracted the sum of $25,000. The said sum shall be deemed the "Increased Annual Rental Component";

                D. The annual rental for each of the 11th through the 20th lease years shall be deemed increased (with corresponding increases in the monthly rental) equal to the Increased Annual Rental Component, provided the said sum is $1.00 more .

     Paragraph 58  INTENTIONALLY OMITTED.
     ------------

     Paragraph 59  Subject to the approvals of any governmental or quasi-
     ------------
governmental bureau, board, or agency having jurisdiction thereof, Tenant, at its sole cost and expense, may install and operate a ground-mounted power generator. The location of the said generator shall be subject to Landlord's reasonable approval which Landlord agrees not to unreasonably withhold or delay.

     Paragraph 60  Notwithstanding the provisions of Article 4 above, upon prior
     ------------
written notice to Landlord, Tenant shall be permitted to "co-locate" Tenant's customers'/vendors'/suppliers' equipment in the Demised Premises. Tenant may charge such licensing fees to the said customers as it chooses for said equipment co-location and Landlord shall not be entitled to share in said fees. Prior to any said equipment being so co-located in the Demised Premises there shall be provided to Landlord a certificate of insurance evidencing insurance by an insurance company licensed to do business in the State of New York, insuring the said equipment and the operation thereof, which insurance shall have a single combined limit for property damage and liability of the greater of (1) $1 million, or (2) the value of the equipment; which insurance certificate shall name Landlord and such additional parties as have an insurable interest as shall be designated by Landlord, as additional insureds.

     Paragraph 61  In the event Tenant shall sublet 51% (aggregating all
     ------------
existing sublets excluding any co-location referred to in Paragraph 60 above) or more of the Demised Premises, Tenant shall deposit with Landlord a security deposit in an amount calculated as follows:

              $100,000 shall be multiplied by a fraction the numerator of which shall be the rentable square feet of the total amount of space sublet and the denominator of which shall be the rentable square footage of the Demised Premises.

     Paragraph 62  In reference to the terms and provisions of Article 18 above,
     ------------
computations relating to the increases in real estate taxes shall be computed on and as if the Building is fully assessed as a completed building prior to or at the commencement of the Operating Year and in such event it is agreed that during any such lease year when the Building is less than fully assessed as a completed building, for the purpose of calculating real estate tax escalation charges, the tax rate(s) existing during the Operating Year shall be applied to
                 -------
the final assessment as if the Building had been fully assessed during the
                     -----
Operating Year. The resulting amount(s) shall be used for calculating real estate tax escalations pursuant to this Article.

     Paragraph 63  After the 2nd lease year and on/or before the expiration of
     ------------
the 15th lease year of the demised term, provided Tenant is in compliance with all of the material terms herein, is not in default in any of the terms herein, and has made all of the payments required of Tenant hereunder to make, Tenant, upon not less than 90 days prior written notice to Landlord shall have an option to lease all or part of the 12,000 r.s.f. (the "Additional Demised Premises") on the lower level of the Building not now already leased to Tenant upon the following terms and conditions:

                A. The annual rental rates shall be as follows:
                (1) For the 3rd lease year, through the 10th lease year, $19.46 per r.s.f. per year.

                (2) For the eleventh through the twentieth lease year $21.41 per
                    r.s.f. per year;

                B. Landlord shall, at its sole cost and expense, complete the Additional Demised Premises as follows:

                        (1) Interior finish of walls shall be gypsum wallboard taped and finished with two (2) coats flat latex paint with single color throughout ("non-decorator" color to be selected by Tenant);

                        (2) All floors shall be carpeted with 26oz. commercial carpet over felt pad. Color to be chosen by Tenant from Landlord available colors. Except as referred to below, matching 4" vinyl base;

                        (3) Ceiling shall be premium 2' x 2' tegular tile, lay-in panels in exposed metal tee grid. Ceiling heights to be 9' - 0''.

                        (4) Interior drywall partitioning as requested by written notice of Tenant to Landlord.

                             Partitions shall be 2" x 3 []" studs 24 o.c. with 1/2" gypsum wallboard, both sides, taped and finished. Partitions shall be complete with flush wood, solid core cherry veneer full-height doors (one per room), hollow metal frames (painted to match adjoining walls), trim and Yale or equal polished brass lever-style passage sets. Lock-set at entrances.

                              Full-height 1'-6" glass sidelites on "interior" offices.

                        (5) Heating and air conditioning--Subject to Article 7 in the main body of this Lease Agreement, Landlord shall provide the following air conditioning and heating of the Tenant space:

                             (a) The Building will be heated and cooled with ceiling-concealed water-source heat pump terminal units.

                             (b) Ventilation air will be introduced through a heat exchanger and ducted to the return air opening of each heat pump unit. Ceiling plenum exhaust will be ducted to the other side of the Heat Exchanger which will preheat or pre-cool the ventilation air depending on the season.

                             (c) System Design Conditions:

                                        (1)  Air Conditioning Capacity:
                                             Approximately 400 sq. ft. per ton.

                                        (2)  Heating Capacity: 72 degrees
                                             Fahrenheit with outside conditions
                                             at 1 degrees Fahrenheit, 15 MPH
                                             wind velocity.

                                        (3)  Ventilation:  15 CFM/Person.

                                        (4)  Air Diffusion: Constant Volume,
                                             average air velocity of between 25
                                             and 50 FPM, measured within the
                                             occupied space.

                                        (5)  Thermostatically controlled zones
                                             to provide reasonable comfort
                                             conditions, not less than 800 sq.
                                             ft. per zone.

                                        (6)  Hours of Operation: 24 hours per
                                             day, 7 days per week, 52 weeks per
                                             year.

                (6)  Electrical:

                        (a) Subject to any applicable law, statute, ordinance or regulation, Landlord shall provide recessed fluorescent light providing an average of 60-foot candles. Light fixtures shall be 2' x 4', 3-tube, "deep cell" parabolic fixtures.

                        (b) The Building will have a 3,000 amp 120/208 3-phase electrical service with up to 4 subpanels per floor.

                        (c) Outlets--Up to one wall-mounted 110 volt 20 amp duplex convenience outlet (non-dedicated) per 100 rentable square feet. There shall be 12 outlets per circuit.

                (7) 1" Levelor (or equal) tilt-up horizontal metal blinds on all exterior windows. Alabaster in color.

                (8) All foregoing work shall be in accordance with local building codes and regulations.

  Paragraph 64 Subject to the approvals of any board, bureau, or agency
  ------------
having jurisdiction thereof, Tenant, at its sole cost and expense shall be permitted, on the "back" of the Building (i.e. the side facing NY Route 96), to have a loading dock/area as and where it chooses.

  Paragraph 65
  ------------

        A. Subject to the approvals of any board, bureau, or agency having jurisdiction thereof, and subject to the provisions of subparagraph B. below, and upon not less than 10 days prior written notice to Landlord, Tenant shall be permitted to have on the roof, in the Building or in the ground surrounding the Building such cabling, conduits, fiber optics or other such equipment as needed by Tenant. If on the roof, tenant shall comply with the provisions of Exhibit E attached hereto.

        B. Notwithstanding the foregoing, the location of said cabling, conduits, etc. shall be subject to Landlord's approval which Landlord agrees not to delay or unreasonably withhold. In the event Landlord fails to respond to Tenant's request within ten (10) days after Landlord's receipt of said notice, then it shall be conclusively presumed that Landlord has consented to Tenant's request. Further, Tenant agrees, upon Landlord's written request, to forthwith move/relocate said cabling, conduits, etc. at its sole cost and expense, if reasonably necessary for the maintenance or operation of the Building or the Park.


                                      WILLOWBROOK II L.L.C.


                                      By:  /s/ Charles N. Mills
                                           --------------------
                                           CHARLES N. MILLS

                                           PAETEC CORP.

Date:       7/15/99                   By:  /s/ Arunas A. Chesonis
            -------                        ----------------------
                                            (Name and Title)